Exhibit 10.1

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT, dated as of November 16, 2005 (this “Amendment”), is among DIEBOLD, INCORPORATED, an Ohio corporation (the “Company”), the SUBSIDIARY BORROWERS (as defined in the Loan Agreement referred to below) (together with the Company, the "Borrowers”), the lenders set forth on the signature pages hereof (the “Lenders”), and JPMORGAN CHASE BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, the “Agent”).

RECITALS

A. The Borrowers, the Lenders party thereto and the Agent are parties to an Amended and Restated Loan Agreement dated as of April 30, 2003, as amended by a First Amendment to Loan Agreement dated as of April 28, 2004 and a Second Amendment to Loan Agreement dated as of April 27, 2005 (the “Loan Agreement”).

B. The Borrowers desire to amend the Loan Agreement as set forth herein, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

TERMS

In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:

1.1 Effective as of November 16, 2005, Schedule 1.1(a) to the Loan Agreement is replaced with Schedule 1.1(a) attached hereto.

1.2 Section 2.4(b)(iii) is restated as follows:

(i) the amount of each such increase in the Aggregate Commitments shall not be less than $10,000,000, and the aggregate amount of all such increases after November 16, 2005 shall not exceed the Dollar Equivalent Amount of $150,000,000 (determined as of the date each such increase is effective);

ARTICLE II. REPRESENTATIONS. Each of the Borrowers represents and warrants to the Agent and the Lenders that:

2.1 The execution, delivery and performance of this Amendment are within its powers, have been duly authorized by existing board resolutions or other necessary corporate action and are not in contravention of any statute, law or regulation or of any terms of its Articles of Incorporation, Certificate of Incorporation or By-laws or other charter documents, or of any material agreement or undertaking to which it is a party or by which it is bound.

2.2 This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

2.4 After giving effect to the amendments contained herein, no Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

3.1 The Borrowers, the Lenders, the Swing Lender and the Agent shall have signed this Amendment.

3.2 The Guarantors shall have signed the consent and agreement to this Amendment.

3.3 The Borrowers and the Guarantors shall have delivered such evidence of the due authorization of the execution, delivery and performance of this Amendment as requested by the Agent.

ARTICLE IV. MISCELLANEOUS.

4.1 The Borrowers agree to pay an amendment fee to each Lender as separately agreed upon, payable on or within two Business Days of the effective date of this Amendment.

4.2 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

4.3 Except as expressly amended hereby, each of the Borrowers agrees that the Loan Agreement and the other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

IN WITNESS WHEREOF, the Borrowers, the Lenders and the Agent have executed this Amendment as of the date first above written.

DIEBOLD, INCORPORATED

By: /s/Robert J. Warren
Print Name: Robert J. Warren
Title: Authorized Signer

DIEBOLD INTERNATIONAL LIMITED, as a Subsidiary

Borrower
DIEBOLD SELF-SERVICE SOLUTIONS LIMITED LIABILITY COMPANY, as a Subsidiary Borrower
DIEBOLD AUSTRALIA PTY LTD, as a Subsidiary Borrower

By: /s/Robert J. Warren
Print Name: Robert J. Warren
Title: Authorized Signer

JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

By: /s/Steven P. Sullivan
Print Name: Steven P. Sullivan
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Co-Syndication

Agent and as a Lender

By: /s/Mary K. Young
Print Name: Mary K. Young
Title: Vice President

NATIONAL CITY BANK, as a Co-Syndication Agent and as

a Lender

By: /s/Thomas E. Redmond
Print Name: Thomas E. Redmond
Title: Senior Vice President

BANK OF AMERICA, N.A., as a Documentation Agent and

as a Lender

By: /s/Irene Bertozzi Bartenstein
Print Name: Irene Bertozzi Bartenstein
Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Documentation

Agent and as a Lender

By: /s/Joseph G. Moran
Print Name: Joseph G. Moran
Title: Managing Director

THE BANK OF NEW YORK, as a Managing Agent and as a

Lender

By: /s/Kenneth R. McDonnell
Print Name: Kenneth R. McDonnell
Title: Vice President

U.S. BANK, N.A.

By: /s/David J. Dannemiller
Print Name: David J. Dannemiller
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.

By: /s/Tsuguyuki Umene
Print Name: Tsuguyuki Umene
Title: Deputy General Manager

HSBC BANK USA, N.A.

By: /s/Bruce Wicks
Print Name: Bruce Wicks
Title: First Vice President

ABN AMRO BANK N.V.

By: /s/Terrence J.Ward
Print Name: Terrence J.Ward
Title: Senior Vice President

By: /s/Jorgen M. deVries
Print Name: Jorgen M. deVries
Title: Assistant Vice President

THE GOVERNOR AND COMPANY OF THE
BANK OF IRELAND

By: /s/Marion Davoren
Print Name: Marion Davoren
Title: Senior Manager

CONSENT AND AGREEMENT

As of the date and year first above written, each of the undersigned hereby:

(a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby;

(b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and

(c) represents and warrants to the Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

DIEBOLD INVESTMENT COMPANY

DIEBOLD FINANCE COMPANY, INC.

By: /s/Susan T. Dubb

Print Name: Susan T. Dubb Title: Vice President, Secretary, and Treasurer

DIEBOLD HOLDING COMPANY, INC.

DIEBOLD ELECTION SYSTEMS, INC.

By: /s/Warren W. Dettinger

Print Name: Warren W. Dettinger Title: Vice President & Secretary

DIEBOLD GLOBAL FINANCE CORPORATION

DIEBOLD SST HOLDING COMPANY, INC.

DIEBOLD SELF-SERVICE SYSTEMS

DIEBOLD CHINA SECURITY HOLDING COMPANY, INC.

DIEBOLD LATIN AMERICA HOLDING COMPANY, INC.

DIEBOLD SOUTHEAST MANUFACTURING, INC.

DIEBOLD MIDWEST MANUFACTURING, INC.

DIEBOLD AUSTRALIA HOLDING COMPANY, INC.

By: /s/Warren W. Dettinger

Print Name: Warren W. Dettinger Title: Vice President & Secretary

SCHEDULE 1.1(a)

Commitments

		U.S. Revolving	Euro Revolving
Lender	Title	Credit Commitment	Credit Commitment
JPMorgan Chase Bank,		$37,500,000	€20,000,000
N.A.	Administrative Agent	(12.5%)	(13.3333333%)
KeyBank National		$30,000,000	€15,000,000
Association	Co-Syndication Agent	(10.0%)	(10.0%)
National City Bank	Co-Syndication Agent	$30,000,000	€15,000,000
		(10.0%)	(10.0%)
Bank of America, N.A.	Documentation Agent	$30,000,000	€15,000,000
		(10.0%)	(10.0%)
PNC Bank, National		$30,000,000	€15,000,000
Association	Documentation Agent	(10.0%)	(10.0%)
The Bank of New York	Managing Agent	$30,000,000	€15,000,000
		(10.0%)	(10.0%)
U.S. Bank, N.A.	Participant	$30,000,000	€10,000,00
		(10.0%)	(6.6666667%)
The Bank of Tokyo-Mitsubishi,		$30,000,000	€10,000,00
Ltd.	Participant	(10.0%)	(6.6666667%)
HSBC Bank USA, N.A.	Participant	$22,500,000	€10,000,000
		(7.5%)	(6.6666667%)
ABN AMRO Bank N.V.	Participant	$22,500,000	€10,000,00
		(7.5%)	(6.6666667%)
The Governor and Company of the Bank		$7,500,000	€15,000,000
of Ireland	Participant	(2.5%)	(10.0%)
Total		$300,000,000	€150,000,000